UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  July 10, 2020

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS TBR	OTCQB TSX-V

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – REGISTRANT’S BUSINESSS AND OPERATIONS

Item 1.02 Termination of a Material Definitive Agreement

On May 23, 2018, Timberline Resources Corp. (the “Company”) entered into a purchase and sale agreement with Americas Gold Exploration, Inc. (“AGEI”) dated May 23, 2018 (the “Agreement”) pursuant to which the Company acquired ownership interests in two Nevada gold-copper mineral properties located in the Battle Mountain mining district (the “Properties”) as more fully described in the Company’s Current Report on Form 8-K filed with the Commission on May 30, 2018.  One of these acquisitions included the right to earn ownership in the McEwen Mining Inc. (“McEwen”) Elder Creek Project.  The agreement included, among other expenditure requirements that on June 30 of each year all Bureau of Land Management (“BLM”) unpatented claim fees and county fees would be paid to McEwen.

On June 30, 2020, the Company did not make the required payment of the BLM and county fees to McEwen.  As a result, pursuant to the terms of the Agreement, the Agreement terminated at 11:59pm Coeur d’Alene time on July 9, 2020.  As a result of the termination of the Agreement, operations of Elder Creek reverted back to McEwen and the Company retains no interest in Elder Creek.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On July 14, 2020, the Company issued a press release entitled “Timberline Drops Elder Creek Option to Focus on Gold Exploration”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated July 14, 2020*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: July 14, 2020	By:	/s/ Steven A Osterberg
Steven A. Osterberg Chief Executive Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release of Timberline Resources Corporation dated July 14, 2020.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.